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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 26, 1997

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                   333-27355                  13-3526694
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)

  c/o Prudential Securities
      Secured Financing
         Corporation
  Attention: Norman Chaleff                                       10292
One New York Plaza, 12th Fl.                                    (Zip Code)
      New York, New York
    (Address of Principal
     Executive Offices)

        Registrant's telephone number, including area code (212) 214-7435

                                    No Change
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor"), has registered issuances of securities backed by mortgage loans, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-27355) (as amended, the "Registration Statement"). The Depositor formed the Emergent Home Equity Loan Trust 1997-2 (the "Trust"), pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and Servicing Agreement"), among the Depositor, Emergent Mortgage Corp., as servicer (the "Servicer") and First Union National Bank, as trustee (the "Trustee"). Pursuant to the Registration Statement, the Trust issued $121,209,000 in aggregate principal amount of its Emergent Home Equity Loan Pass-Through Certificates, Class A (the "Certificates"), on June 26, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which are being filed as exhibits to the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

                  The Certificates were issued pursuant to the Pooling and Servicing Agreement attached hereto as Exhibit 4.1. The Certificates consist of five senior classes, the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates, together the "Class A Certificates" and the Class R Certificates. Only the Class A Certificates were issued pursuant to the Registration Statement.

                  The assets of the Trust consist of a segregated pool of mortgage loans (the "Mortgage Loans"), together with the Mortgage Files relating thereto, and together with all collections thereon or in respect thereof after the Cut-off Date (including amounts due on or before the Cut-off Date but received after the Cut-off Date), any REO Property, together with all collections thereon and proceeds thereof, the Trustee's rights with respect to the Mortgage Loans under the insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement and any proceeds thereof, the Depositor's rights under the Unaffiliated Seller's Agreement (including any security interest created thereby), the Collection Account, the Distribution Account, any REO Account and the Expense Account and such assets that are deposited therein from time to time and any investments thereof and the Trustee's rights under the Policy, together with any and all income, proceeds and payments with respect thereto (all such capitalized terms as defined in the Pooling and Servicing Agreement). On and prior to June 26, 1997 (the "Closing Date"), Emergent Mortgage Corp. (the "Originator")



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transferred the Mortgage Loans and the related assets to Emergent Mortgage
Holdings Corporation (the "Seller") pursuant to the Purchase Agreement and Assignment, dated as of June 1, 1997, attached hereto as Exhibit 4.4, between the Originator, the Seller and Emergent Group, Inc. On the Closing Date, the Seller transferred the Mortgage Loans and the related assets to the Depositor pursuant to the Unaffiliated Seller's Agreement, dated as of June 1, 1997, attached hereto as Exhibit 4.3, among the Seller, Emergent Group, Inc. and the Depositor. The Depositor, in turn, then transferred the Mortgage Loans and the related assets to the Trust pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1.

                  Interest payments on the Class A Certificates are based on the outstanding Certificate Principal Balance for the related Class A Certificates and the applicable Pass-Through Rate. The Class A-1 Pass-Through Rate will be 6.435% per annum; the Class A-2 Pass-Through Rate will be 6.745% per annum; the Class A-3 Pass-Through Rate will be 7.020% per annum; the Class A-4 Pass-Through Rate will be 7.390% per annum; and the Class A-5 Pass-Through Rate will be 6.980% per annum. The Class A-1 Certificates have an initial Class A-1 Certificate Principal Balance of $41,500,000; the Class A-2 Certificates have an initial Class A-2 Certificate Principal Balance of $32,500,000; the Class A-3 Certificates have an initial Class A-3 Certificate Principal Balance of $13,000,000; the Class A-4 Certificates have an initial Class A-4 Certificate Principal Balance of $22,209,000; and the Class A-5 Certificates have an initial Class A-5 Certificate Principal Balance of $12,000,000.

                  As of the Closing Date, the Mortgage Loans generally possessed the characteristics described in the Prospectus dated June 10, 1997 and the Prospectus Supplement dated June 17, 1997 filed pursuant to Rule 424(b) of the Act on June 23, 1997.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                  1.1 Underwriting Agreement, dated June 17, 1997, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

                  1.2 Indemnification Agreement, dated as of June 1, 1997 among Financial Security Assurance Inc., Prudential Securities Secured Financing Corporation, Emergent Group, Inc., Emergent Mortgage Holdings Corporation, Emergent Mortage Corp. and Prudential Securities Incorporated.

                  4.1 Pooling and Servicing Agreement, dated as of June 1, 1997, among Prudential Securities Secured Financing Corporation, as depositor, Emergent Mortgage Corp., as servicer and First Union National Bank, as trustee.

                  4.2 Form of Certificate Insurance Policy and Endorsement No. 1 thereto dated June 26, 1997.

                  4.3 Unaffiliated Seller's Agreement, dated as of June 1, 1997, among Prudential Securities Secured Financing Corporation, Emergent Group, Inc. and Emergent Mortgage Holdings Corporation.

                  4.4 Purchase Agreement and Assignment, dated as of June 1, 1997, between the Originator, Emergent Mortgage Holdings Corporation and Emergent Group, Inc.

                  23.1 Consent of Coopers & Lybrand dated June 24, 1997


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                                  EXHIBIT INDEX

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Exhibit No.        Description                                        Page No.
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1.1                Underwriting Agreement, dated June
                   17, 1997 between Prudential
                   Securities Secured Financing
                   Corporation and Prudential
                   Securities Incorporated.
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1.2                Indemnification Agreement, dated as
                   of June 1, 1997 among Financial
                   Security Assurance Inc., Prudential
                   Securities Secured Financing
                   Corporation, Emergent Group, Inc.,
                   Emergent Mortgage Corp., Emergent
                   Mortgage Holdings Corporation. and
                   Prudential Securities Incorporated.
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4.1                Pooling and Servicing Agreement,
                   dated as of June 1, 1997, among
                   Prudential Securities Secured
                   Financing Corporation, as
                   depositor, Emergent Mortage Corp.,
                   as servicer, and First Union
                   National Bank, as trustee.
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4.2                Form of Certificate Insurance
                   Policy and Endorsement No. 1
                   thereto dated June 26, 1997.
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4.3                Unaffiliated Seller's Agreement,
                   dated as of June 1, 1997, among
                   Prudential Securities Secured
                   Financing Corporation, Emergent
                   Mortgage Holdings Corporation and
                   Emergent Group, Inc.
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4.4                Purchase Agreement and Assignment,
                   dated as of June 1, 1997, between
                   Emergent Mortgage Holdings
                   Corporation, Emergent Mortgage
                   Corp. and Emergent Group, Inc.
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23.1               Consent of Coopers & Lybrand dated
                   June 24, 1997
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Prudential Securities Secured
                                                  Financing Corporation, as
                                                  Depositor

                                              By:/s/ Norman Chaleff
                                                 --------------------------
                                                  Name: Norman Chaleff
                                                  Title:Vice President

Dated:  July 11, 1997